UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2011

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Charleston Road

 Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment on Form 8-K/A amends the Current Report on Form 8-K, filed by Omnicell, Inc., on February 8, 2011 to correct certain clerical errors, specifically, (i) the exercise price of the stock option grants and (ii) a clarification of the vesting terms of the performance-based restricted stock units.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 2, 2011, at a meeting of the Compensation Committee (the “Committee”) of the Board of Directors of Omnicell, Inc. (the “Company”), the Committee approved the 2011 annualized base salaries for the Company’s executive officers as set forth below.  The annualized base salaries are effective July 1, 2011.  In addition, the Committee granted long-term equity compensation awards to the Company’s executive officers in the amounts set forth below.

			Long-Term Equity Compensation
					Restricted
				Restricted	Stock
		2011	Stock	Stock	Units
		Annualized	Option	Units	(performance-
Name	Title	Base Salary	Grant(1)	(time-based)	based)
Randall A. Lipps	Chairman, President and Chief Executive Officer	$476,000	36,400	18,180	36,360
Robin G. Seim	Vice President and Chief Financial Officer	$273,000	13,600	6,820	13,640
J. Christopher Drew	Senior Vice President, Field Operations	$300,000	13,600	6,820	13,640
Dan S. Johnston	Vice President and General Counsel	$252,000	11,400	5,680	11,360
Nhat Ngo	VicePresident, Strategy and Business Development	$252,000	11,400	5,680	11,360
Marga Ortigas-Wedekind	Vice President, Global Marketing and Product Development	$273,000	13,600	6,820	13,640

(1)   The exercise price of each of the stock option grants is equal to closing price of the Company’s stock on the date of grant, February 2, 2011, as reported on The NASDAQ Global Market, which was $14.10 per share.

The shares subject to each of the stock option grants vest as to 25% of the shares subject to the grant on the first anniversary of the vesting commencement date of such grants, January 1, 2011, with the remainder of the shares subject to the grant vesting in equal monthly installments over the following thirty-six months.  The time-based restricted stock unit awards vest on a semi-annual basis over a period of four years from the vesting commencement date of such grants, January 1, 2011.  The performance-based restricted stock unit awards vest in an amount between 0% and 120% of the number of units set forth above based on the Company meeting certain stock performance objectives compared to the NASDAQ Healthcare Index.  These vested shares will be subject to further time-based vesting, such that 25% of the eligible awards will vest immediately on the date that the Committee formally certifies the Company’s performance, with the remaining eligible awards vesting in equal increments semi-annually over the subsequent three-year period beginning on June 15th and December 15th of the year after the date of grant and each subsequent year.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	2011 Executive Officer Annual Base Salaries

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: April 15, 2011	By:	/s/ Dan S. Johnston
Dan S. Johnston, Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	2011 Executive Officer Annual Base Salaries